Exhibit 99.3

Fall 2012 LEXINGTON REALTY TRUST A real estate investment trust specializing in single - tenant commercial properties.

Disclosure This presentation contains certain forward - looking statements within the meaning of Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 , as amended, which involve known and unknown risks, uncertainties or other factors not under Lexington Realty Trust’s (“Lexington” or “LXP”) control which may cause actual results, performance or achievements of Lexington to be materially different from the results, performance, or other expectations implied by these forward - looking statements . These factors include, but are not limited to, those factors and risks detailed in Lexington’s periodic filings with the Securities and Exchange Commission . Lexington undertakes no obligation to publicly release the results of any revisions to those forward - looking statements which may be made to reflect events or circumstances after the occurrence of unanticipated events . Accordingly, there is no assurance that Lexington’s expectations will be realized . Lexington assumes no obligation to update or supplement forward - looking statements that become untrue because of subsequent events . 2

Ten Reasons To Own LXP  6.3% Dividend Yield (1)  Conservative Payout Ratio  Advantages of Net Lease Properties  Diversified Portfolio  Attractive Growth Prospects  Strong Balance Sheet  Deleveraging To Improve Valuation  Refinancing Opportunity  Compelling Value Investment  Management 3 (1) Based on annualized dividend of $0.60 per share and the September 5, 2012 closing price of $9.49 per share.

Strong Dividend Yield 4

Strong Dividend Yield  LXP has a strong dividend yield relative to its peers, REITs and other equity investments » LXP has increased its dividend by 50% over the last three years » LXP has capacity for dividend growth Current Dividend Yield 5 Source: LXP data based on $0.60 annual dividend and September 5, 2012 closing share price of $9.49. Other data: KeyBanc and Bloomberg as of August 31, 2012. 6.3% 5.3% 5.2% 3.9% 2.4% 1.9% 1.6% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% LXP Net Lease REITs Off/Ind REITs All REITs Dow Jones S&P 500 Russell 2000

Conservative Payout Ratio 6

2012 Estimated FFO Payout Ratio 62.5% 83.1% 65.5% 64.3% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% 90.0% LXP Net Lease REITs Off/Ind REITs All REITs Conservative Payout Ratio  LXP has a conservative payout ratio relative to its peers and the REIT sector » Retained cash flow reinvested and used to reduce debt » A low payout ratio improves growth prospects over time 7 Source : LXP data based on $0.60 annual dividend. Other data: KeyBanc as of August 31, 2012. 2012 Estimated FFO Multiples 9.8x 16.4x 15.1x 12.5x 0.0 2.0 4.0 6.0 8.0 10.0 12.0 14.0 16.0 18.0 LXP Industrial REITs Office REITs Net Lease REITs

Advantages of Net Lease Properties 8

Advantages of Net Lease Properties  Predictable cash flow  Operating expenses paid by the tenant  High levels of occupancy  Long - term leases A diversified portfolio of net - leased properties should trade at a premium to multi - tenant properties. 9

Diversified Portfolio 10

Diversified by Geography & Property Type 11 Office • 119 properties • 15.9 million sq ft Industrial • 59 properties • 21.6 million sq ft Retail/Specialty • 34 properties • 1.8 million sq ft Multi - Tenant • 12 properties • 2.1 million sq ft 29 1 6 7 1 1 2 3 3 2 1 1 4 6 2 4 6 14 14 14 1 1 10 6 8 3 7 15 5 10 12 2 2 4 3 3 1 1 4 1 States with rental revenue greater than $10 million on an annualized GAAP basis. As of 6/30/12 4

Strong Tenant Diversification 12 Primary Lease Term % of Credit Rating 1 Top 10 Tenants/ Lease Guarantor Expiration Year # of Leases Annualized Base Rent S&P Moody’s Bank of America 14/19 8 3.2% A A3 Baker Hughes, Inc. 15 2 3.1% A A2 Metalsa Structural Products/ Dana Holding Corporation/ Dana Limited 16/25 6 2.8% BB Ba3 Federal Express Corporation 19/21 2 2.5% BBB Baa1 Swiss RE America Holding Corporation 18/19 2 2.4% A A1 Morgan, Lewis & Bockius, LLC 21 1 2.3% - - CEVA Logistics US, Inc. (TNT Logistics Holdings BV) 14/15 3 2.2% B B3 Transamerica Life Insurance Corp. 21 1 2.0% AA- - Wells Fargo Bank N.A. 14 2 2.0% AA- Aa3 JP Morgan Chase Bank, National Association 13/15 3 1.8% A+ Aa3 Percentage of Top 10 Tenants 24.3% Top 10 Tenants Revenue by Credit Rating Note: Revenue and credit ratings as of 6/30/12. 1. Credit ratings are based upon either tenant, guarantor or parent entity. Non - Investment Grade 15.2% Unrated 37.4% Investment Grade 49.3%

Pro Forma Tenant Profiles – NLS Acquisition 13 Consolidated LXP NLS Pro Forma Breakdown of Cash Base Rent by Segment Breakdown of Tenant Credit Profile Consolidated LXP NLS Pro Forma  NLS improves LXP’s tenant profile by providing the Company with exposure to additional investment grade tenants Unrated 35.5% Non - Inv. Grade 15.2% Inv. Grade 49.3% Inv. Grade 52.6% Non - Inv. Grade 14.3% Unrated 33.1% Unrated 33.7% Non - Inv. Grade 14.6% Inv. Grade 51.7% Office, 58.7% Industrial, 14.6% Long - term leases, 17.9% Multi - tenant, 6.9% Retail, 1.9% Office, 62.3% Industrial, 26.1% Multi - tenant, 1.7% Long - term leases, 9.1% Specialty, 0.8% Office, 59.2% Industrial, 16.4% Long - term leases, 16.5% Multi - tenant, 6.1% Retail/ Specialty , 1.8% Note: Data as of 6/30/12.

Balanced Lease Rollover Schedule (1) 14 Note: Data as of 6/30/12 1. Based on rents from single - tenant office and industrial properties only compared to total portfolio. 0 1,000,000 2,000,000 3,000,000 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 Office sf Industrial sf 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 Cash Rent GAAP Rent

Pro Forma Lease Expiration Schedule – NLS Acquisition 15 (1) Consolidated square footage does not reflect multi - tenant properties. (2) Reflects cash rent for the six months ended June 30, 2012, excludes multi - tenant properties and parking operations.  Acquisition of NLS portfolio does not meaningfully alter the expiration profile Pro Forma Lease Expiration Schedule (By Square Feet (in thousands)) (1) 734 2,885 3,554 4,798 3,450 3,167 3,642 4,075 1,920 2,208 8,516 0 2,500 5,000 7,500 10,000 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 Thereafter Consolidated NLS Pro Forma Lease Expiration Schedule (By Cash Rent) (2) 2.1% 6.2% 14.6% 15.4% 6.7% 6.5% 7.8% 11.0% 5.3% 5.6% 18.8% 0.0% 5.0% 10.0% 15.0% 20.0% 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 Thereafter Consolidated NLS

LXP: A History of Leasing & Capital Recycling Success 16 - 1,000 2,000 3,000 4,000 5,000 6,000 2008 2009 2010 2011 6.2% 6.6% 4.2% 7.4% - 50 100 150 200 250 300 2008 2009 2010 2011 Square Feet Leasing Volume Volume Disposition Volume & Cap Rates ($000’s) (000’s)

Attractive Growth Prospects 17

Build - to - Suit Transaction: BIVI 18 Type: Office Size: 99,000 square feet Cost: $18.0 million Lease Term: 15 years Cap Rate: 9.4% Escalations: 2.25% annually GAAP Rent: 11.0% of cost Expected Completion Date : 3Q 12 Boehringer Ingelheim Vetmedica, Inc. St. Joseph, Missouri

Build - to - Suit Transaction: Easton - Bell Sports Type: Industrial Size: 813,000 square feet Cost: $42.6 million Lease Term: 20 years Cap Rate: 8.0% Escalations: 2% annually GAAP Rent: 9.7% of cost Expected Completion Date: 4Q 13 19 Easton - Bell Sports Rantoul, Illinois

Build - to - Suit Transaction: FedEx Type: Industrial Size: 143,000 square feet Cost: $46.7 million Lease Term: 15 years Cap Rate: 8.5% Escalations: 7.5% every five years GAAP Rent: 9.2% of cost Expected Completion Date : 1Q 13 20 FedEx Ground Package System, Inc. Long Island City, New York

Build - to - Suit Transaction: TMG Health, Inc. Type: Office Size: 150,000 square feet Cost: $20.8 million Lease Term: 15 years Cap Rate: 9.2% Escalations: 2% annually GAAP Rent: 10.6% of cost Acquisition Date: 3Q 12 21 TMG Health Jessup, Pennsylvania

Strong Balance Sheet 22

Capital Structure 23 Note: Includes OP Units and is based on $9.38 share price as of August 31, 2012 and June 30, 2012 balance sheet. ($ in millions) Amount Interest Rate /Coupon Debt Secured Credit Facility $35.0 L + 187.5 Term Loan Due 2019 206.0 3.76% Convertible Guaranteed Notes 115.0 6.00% Mortgages 1,263.2 5.64% Trust Preferred 129.1 6.80% Total – Debt $1,748.3 Preferred Preferred C 96.8 6.50% Preferred D 155.0 7.55% Total – Preferred $251.8 Total – Common equity $1,502.9 Total $3,503.0  LXP has a strong balance sheet Common Equity, 42.9% Mortgage Debt, 36.0% Trust Preferred, 3.7% Convertible Debt, 3.3% Term Debt, 5.9% Preferred Equity, 7.2% Credit Line, 1.0%

Pro Forma Capital Structure – NLS Acquisition 24 (1) Including OP Units and common share price of $9.38 at 8/31/12 and balance sheet data as of June 30, 2012.  Strong pro forma balance sheet ($ in millions) Amount Interest Rate /Coupon Debt NLS Revolving Credit Facility $57.5 L + 225 Secured Credit Facility 35.0 L + 187.5 Term Loan Due 2019 206.0 3.76% Convertible Guaranteed Notes 115.0 6.00% NLS Mortgages 201.6 5.99% Mortgages 1,263.2 5.64% Trust Preferred 129.1 6.80% Total – Debt $2,007.4 Preferred Preferred C 96.8 6.50% Preferred D 155.0 7.55% Total – Preferred $251.8 Total – Common equity (1) $1,502.9 Total $3,762.1 Common Equity, 39.9% Mortgage Debt, 38.9% Preferred Equity, 6.7% Term Debt, 5.5% Trust Preferred, 3.4% Convertible Debt, 3.1% Credit Lines, 2.5%

Deleveraging Program A Success 25  Commenced in January 2008  Consolidated leverage reduced by $ 1.3 billion 6/30/12 12/31/11 12/31/10 12/31/09 12/31/08 12/31/07 Debt $1.748 B $1.673 B $ 1.793 B $ 2.078 B $ 2.389 B $ 3.048 B Market Equity Preferred Shares $0.252 B $0.322 B $ 0.339 B $ 0.339 B $ 0.364 B $ 0.389 B Common Equity $1.503 B $1.194 B $ 1.204 B $ 0.774 B $ 0.528 B $ 1.465 B Total Market Equity $1.755 B $1.516 B $ 1.543 B $ 1.113 B $ 0.892 B $ 1.854 B Total Market Capitalization $3.503 B $3.189 B $ 3.336 B $ 3.191 B $ 3.281 B $ 4.902 B Strengthening of Balance Sheet LXP Current Debt Maturity Profile ($000’s) Note : As of August 31 2012. Weighted - average interest rate at top of bar. $- $100,000 $200,000 $300,000 $400,000 $500,000 2012 2013 2014 2015 2016 2017 2018 2019 2020 Non-recourse Mortgage Balloon Payments Corporate Debt 5.8% 5.5% 5.8% 5.4% 5.9% 2.1% 5.6% 6.0% 6.1% 6.5% 5.9% 3.8%

Pro Forma Debt Maturity Schedule – NLS Acquisition 26  LXP’s current maturities, with average interest rate of 5.6% through 2015, provide significant refinancing opportunities Pro Forma Debt Maturity Schedule – 6/30/12 ($ in thousands) $- $100,000 $200,000 $300,000 $400,000 $500,000 $600,000 2012 2013 2014 2015 2016 2017 2018 Thereafter Mortgage Balloon Payments Revolving Credit Facility Term Loan Convertible Notes Trust Preferred Notes NLS $69,990 $251,577 $313,590 $337,575 $148,546 $183,669 $18,144 $524,638

Deleveraging To Improve Valuation 27

Opportunity For Multiple Expansion 28 Source: BofA Merrill Lynch. Note: Stock price is as of September 4, 2012. Net debt figures include pro rata share of joint venture debt. PLD DCT EGP FR FPO STAG TRNO SPG GGP MAC TCO CBL SKT GRT PEI ELS SUI EQR AVB UDR CPT ESS ACC AIV HME BRE MAA PPS CLP EDR AEC CCG BXP VNO BPO SLG DEI LRY DRE KRC PDM CLI HIW PSB WRE BDN CWH MSW CUZ PKY DLR ARE BMR DFT OFC COR GOV HPP PSA EXR SSS CUBE KIM FRT DDR REG WRI EQY RPAI AAT AKR BFS IRC ROIC RPT UBA EXL CDR KRG O NNN EPR WPC ARCT LXP Current SIR GTY LSE LXP 1Q09 LXP 2Q09 LXP 3Q09 LXP 4Q09 LXP 1Q10 LXP 2Q10 LXP 3Q10 LXP 4Q10 LXP 1Q11 LXP 2Q11 LXP 3Q11 LXP 4Q11 LXP 1Q12 LXP 2Q12 0 5 10 15 20 25 30 0 10 20 30 40 50 60 70 80 90 100 P / FFO (Next Twelve Months) (Net Debt + Preferred) / Total Enterprise Value (Percent)

Refinancing Opportunity 29

Refinancing To Improve Cash Flow  LXP has a significant opportunity to reduce debt service payments  2012 - 2015 balloon maturities total $795.6 million at a weighted - average rate of 5.6% with a pay rate of 8.4%  LXP recently obtained 7 - year term financing and fixed the LIBOR on $206.0 million under the financing rate at a current weighted - average rate of 3.76%. 2012 - 2015 Potential Debt Service Savings Interest Rate Annual Savings* Per Share 3.5% $42.7m $0.24 4.0% $38.7m $0.21 4.5% $34.7m $0.19 5.0% $30.7m $0.17 30 * Projected interest and principal reduction; assumes interest only payments on new financing.

Refinancing To Improve Cash Flow – Pro Forma NLS Acquisition 31  We believe LXP has a significant opportunity to reduce debt service payments  2012 - 2015 balloon maturities total $880.3 million at a weighted - average rate of 5.6% with a current pay rate of 8.9% 2013 - 2015 Potential Debt Service Savings Interest Rate Annual Savings* Per Share 3.5% $53.2m $0.29 4.0% $48.8m $0.27 4.5% $44.4m $0.25 5.0% $40.0m $0.22  LXP recently obtained 7 - year term financing and fixed the LIBOR on $206.0 million under the financing rate at a current weighted - average rate of 3.76% * Projected interest and principal reduction; assumes interest only payments on new financing.

Compelling Value Investment 32

Compelling Value Investment  LXP offers a compelling investment proposition with attractive value  LXP currently trades at an implied cap rate significantly higher than its peers in the net lease sector Implied Cap Rate (1) Property Type (2) Industrial, 14.8% Retail, 3.4% Multi - tenant, 7.8% Office, 56.7% Long - term lease, 17.3% 33 (1) Source: LXP as of 8/31/12 based on $9.38 share price. Other data: KeyBanc as of August 31, 2012. (2) Based on rent as of 6/30/12. 8.3% 7.5% 7.7% 9.4% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% LXP Industrial REITs Office REITs Net Lease REITs 2012 Estimated FFO Multiples (1) 9.8x 16.4x 15.1x 12.5x 0.0 2.0 4.0 6.0 8.0 10.0 12.0 14.0 16.0 18.0 LXP Industrial REITs Office REITs Net Lease REITs

Management 34

Our Strategies Are Working 35  LXP has outperformed the market and has numerous opportunities to continue to create value for shareholders Source: SNL Financial LLC 0.0% 50.0% 100.0% 150.0% 200.0% 250.0% 300.0% 350.0% 400.0% 450.0% 500.0% 3/9/2009 8/9/2009 1/9/2010 6/9/2010 11/9/2010 4/9/2011 9/9/2011 2/9/2012 7/9/2012 LXP Total Return vs. Indices LXP - US MSCI US REIT (RMS) Russell 2000 S&P 500

Ten Reasons To Own LXP  6.3% Dividend Yield (1)  Conservative Payout Ratio  Advantages of Net Leases  Diversified Portfolio  Attractive Growth Prospects  Strong Balance Sheet  Deleveraging to Drive Improve Valuation  Refinancing Opportunity  Compelling Value Investment  Management 36 (1) Based on annualized dividend of $0.60 per share and September 5, 2012 closing price of $9.49 per share.

Fall 2012 LEXINGTON REALTY TRUST. A real estate investment trust specializing in single tenant commercial properties.